UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 31, 2017

MEDIFIRST SOLUTIONS, INC

(Exact name of registrant as specified in its charter)

Nevada	000-55465	27-3888260
(State or other	(Commission File Number)	(IRS Employer
jurisdiction incorporation)		Identification No.)

4400 Route 9 South, Suite 1000, Freehold, NJ	07728
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732)-786-8044

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting

Item 1.01	Entry into a Material Definitive Agreement.

On August 31, 2017, Medifirst Solutions, Inc. (the “Company”), through its wholly-owned subsidiary Medical Lasers Manufacturer, Inc., entered into a Master Exclusive Distribution Agreement (the “Distribution Agreement”) with Inter Equipment Medical Services Maroc (“IEMSM”), a distribution company based in Morocco. Pursuant to the Distribution Agreement, the Company granted IEMSM a three-years’ exclusive right to distribute the Company’s Infrared Time Machine Laser (collectively with all accessories and carrying case sold therewith, the “Product”), in Morocco. The exclusivity of the distribution rights under the Distribution Agreement may be revoked and the Company may terminate the Distribution Agreement, at the sole discretion of the Company, in the event that IEMSM fails to purchase an aggregate of $100,000 in Product during the first year, an aggregate of $125,000 in Product during the second year, and $150,000 in Product during the third year. The Company has begun the product registration process with authorities in Morocco and IEMSM’s distribution efforts will commence after the registration process is complete.  No assurances can be made that the Company will be granted clearance to sell or, if clearance is achieved, that IEMSM will be successful in its sales efforts.

The foregoing description of the terms of the Distribution Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the Distribution Agreement, which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On August 31, 2017, the Company issued a press release announcing the Distribution Agreement.

A copy of the press release is attached herewith as Exhibit 99.2.

The information in this Item 7.01 disclosure, including Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibits 99.2, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Exhibits.

Exhibits	Description
99.1	Morocco Distribution Agreement dated August 31, 2017
99.2	Press Release dated August 31, 2017

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIFIRST SOLUTIONS, INC.
Dated: September 6, 2017
	By:	/s/ Bruce Schoengood
President and CEO

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